EXHIBIT 10.9
CONFIRMATION

Date:	September 23, 2009

To:	PHH Corporation (“Issuer”)

Facsimile:	(856) 917-4278

Attention:	Treasurer

From:	Wachovia Bank, National Association (“Dealer”)

Facsimile:	(212) 622-8534
Transaction Reference Number:
          The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by PHH Corporation, between Wachovia Bank, National Association, represented by Wells Fargo Securities, LLC as its agent, and PHH Corporation, dated as of September 23, 2009 (as amended from time to time, the “Master Confirmation”).
          1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
          2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	September 23, 2009

Effective Date:	September 29, 2009

Strike Price:	USD 34.74

Premium:	USD 6,745,992.00

Premium Payment Date:	The Effective Date.

Maximum Delivery Amount:	At any time, a number of Shares equal to the product of the Transaction
Multiplier and the Number of Shares at such time.

Transaction Multiplier:	1.35

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	15,631	December 1, 2014
2.	15,631	December 2, 2014
3.	15,631	December 3, 2014
4.	15,631	December 4, 2014
5.	15,631	December 5, 2014
6.	15,631	December 8, 2014
7.	15,631	December 9, 2014
8.	15,631	December 10, 2014
9.	15,631	December 11, 2014
10.	15,631	December 12, 2014
11.	15,631	December 15, 2014
12.	15,631	December 16, 2014
13.	15,631	December 17, 2014
14.	15,631	December 18, 2014
15.	15,631	December 19, 2014
16.	15,631	December 22, 2014
17.	15,631	December 23, 2014
18.	15,631	December 24, 2014
19.	15,631	December 26, 2014
20.	15,631	December 29, 2014
21.	15,631	December 30, 2014
22.	15,631	December 31, 2014
23.	15,631	January 2, 2015
24.	15,631	January 5, 2015
25.	15,631	January 6, 2015
26.	15,631	January 7, 2015
27.	15,631	January 8, 2015
28.	15,631	January 9, 2015
29.	15,631	January 12, 2015
30.	15,631	January 13, 2015
31.	15,631	January 14, 2015
32.	15,631	January 15, 2015
33.	15,631	January 16, 2015
34.	15,631	January 20, 2015
35.	15,631	January 21, 2015
36.	15,631	January 22, 2015
37.	15,631	January 23, 2015
38.	15,631	January 26, 2015
39.	15,631	January 27, 2015
40.	15,631	January 28, 2015
41.	15,631	January 29, 2015
42.	15,631	January 30, 2015

Component Number	Number of Warrants	Expiration Date
43.	15,631	February 2, 2015
44.	15,631	February 3, 2015
45.	15,631	February 4, 2015
46.	15,631	February 5, 2015
47.	15,631	February 6, 2015
48.	15,631	February 9, 2015
49.	15,631	February 10, 2015
50.	15,631	February 11, 2015
51.	15,631	February 12, 2015
52.	15,631	February 13, 2015
53.	15,631	February 17, 2015
54.	15,631	February 18, 2015
55.	15,631	February 19, 2015
56.	15,631	February 20, 2015
57.	15,631	February 23, 2015
58.	15,631	February 24, 2015
59.	15,631	February 25, 2015
60.	15,631	February 26, 2015
61.	15,631	February 27, 2015
62.	15,631	March 2, 2015
63.	15,631	March 3, 2015
64.	15,631	March 4, 2015
65.	15,631	March 5, 2015
66.	15,631	March 6, 2015
67.	15,631	March 9, 2015
68.	15,631	March 10, 2015
69.	15,631	March 11, 2015
70.	15,631	March 12, 2015
71.	15,631	March 13, 2015
72.	15,631	March 16, 2015
73.	15,631	March 17, 2015
74.	15,631	March 18, 2015
75.	15,631	March 19, 2015
76.	15,631	March 20, 2015
77.	15,631	March 23, 2015
78.	15,631	March 24, 2015
79.	15,631	March 25, 2015
80.	15,631	March 26, 2015
81.	15,631	March 27, 2015
82.	15,631	March 30, 2015
83.	15,631	March 31, 2015
84.	15,631	April 1, 2015
85.	15,631	April 2, 2015
86.	15,631	April 6, 2015

Component Number	Number of Warrants	Expiration Date
87.	15,631	April 7, 2015
88.	15,631	April 8, 2015
89.	15,631	April 9, 2015
90.	15,631	April 10, 2015
91.	15,631	April 13, 2015
92.	15,631	April 14, 2015
93.	15,631	April 15, 2015
94.	15,631	April 16, 2015
95.	15,631	April 17, 2015
96.	15,631	April 20, 2015
97.	15,631	April 21, 2015
98.	15,631	April 22, 2015
99.	15,631	April 23, 2015
100.	15,631	April 24, 2015
101.	15,631	April 27, 2015
102.	15,631	April 28, 2015
103.	15,631	April 29, 2015
104.	15,631	April 30, 2015
105.	15,631	May 1, 2015
106.	15,631	May 4, 2015
107.	15,631	May 5, 2015
108.	15,631	May 6, 2015
109.	15,631	May 7, 2015
110.	15,631	May 8, 2015
111.	15,631	May 11, 2015
112.	15,631	May 12, 2015
113.	15,631	May 13, 2015
114.	15,631	May 14, 2015
115.	15,631	May 15, 2015
116.	15,631	May 18, 2015
117.	15,631	May 19, 2015
118.	15,631	May 20, 2015
119.	15,631	May 21, 2015
120.	15,517	May 22, 2015

          3. Issuer hereby agrees (a) to check this Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Dealer) correctly sets forth the terms of the agreement between Dealer and Issuer with respect to the Transaction, by manually signing this Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy by facsimile to 212-214-5913 (Attention: Equity Division Documentation Unit, by telephone contact 212-214-6100).

Yours sincerely, WELLS FARGO SECURITIES, LLC, acting solely in its capacity as Agent of Wachovia Bank, National Association
By:	/s/ Mary Louise Guttmann
Authorized Signatory
Name: Mary Louise Guttmann Senior Vice President Assistant General Counsel

WACHOVIA BANK NATIONAL ASSOCIATION, by Wells Fargo Securities, LLC, acting solely in its capacity as Agent
By:	/s/ Mary Louise Guttmann
Authorized Signatory
Name: Mary Louise Guttmann Senior Vice President Assistant General Counsel

Confirmed as of the
date first above written:
PHH CORPORATION

By:	/s/ Sandra E. Bell Name: Sandra E. Bell
Title: EVP & CFO